# WABASH NATIONAL®

"Our Innovation Moves the World"

# Cautionary Statement

This presentation will contain certain forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are, however, subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include increased competition, dependence on key management, reliance on certain customers and corporate partnerships, shortages of raw materials, dependence on industry trends, access to capital, acceptance of new technology and products, and government regulation. Listeners should review and consider the various disclosures made by the Company in this presentation and in its reports to its stockholders and periodic reports on Forms 10-K and 10-Q.

# *“View From The Top”*

# Initial Assessment

1) WNC Created These Issues and We Can Fix Them
2) WNC Strength Lies In Customer Base, Products and Technology
3) Don't Judge A Book By Its Cover
4) Totally Aligned Supportive Board Of Directors

# Goals

- Hit The Numbers!
- Operational Excellence!
- Focus On Customer!
- Grow The Business!

**KEEP IT SIMPLE**

**"DO IT NOW"**

# Critical Issues

1) Optimize & Generate Cash
2) Continuous Improvement
3) Schedule Attainment & Capacity
4) Quality
5) Branch Integration & Optimization
6) Safety

# Overview

# Company History

- 1985 - Company founded
- 1991 - Purchased RoadRailer® technology and related patents
- 1991 – Initial Public Offering on NYSE (symbol WNC)
- 1997 - Acquired Fruehauf® assets
- 1997 - Introduced DuraPlate® trailer
- 2000 - Introduced Smart Trailer™ electronics suite
- 2001 - Acquired Canadian branch retail operations
- 2001 – Jerry Ehrlich, Founder & CEO, resigns in July; interim management appointed.
- 2002 – New CEO appointed in May, William Greubel.

# Domestic Freight Transportation Market

*1999*
*$562 Billion*


Rail 5.7%
Rail Intermodal 1.0%
Air 2.1%
Water 1.4%
Pipeline 3.2%
Truck 86.5%

# Trucking Industry

- Insurance cost increases
- Fuel cost spikes, high fuel costs relative to historical averages
- Declining asset values
- Limited capital
- Economic recession – U.S. industrial output declines, significant ton-mile decreases
- Consolidation

“THE PERFECT STORM”

# Freight Tonnage



Figure 4: Tonnage Index
YOY % Chg. and ISM's PMI
6.0%
3.0%
0.0%
-3.0%
-6.0%
-9.0%
-12.0%
60
55
50
45
40
35
Jan-00
Jul-00
Jan-01
Jul-01
Jan-02
Jul-02
YOY % Chg. in 12-Mo. Mov. Avg.
PMI Index (right axis)

*Data Source: American Trucking Association, Inc.*

# Trailer Industry

- 2001 Shipments down 48% vs. 2000
- Sharpest decline in industry history
- Further industry consolidation
  - Trailmobile, Dorsey, Monon bankruptcies
  - Great Dane - Strick capacity acquisition
  - Wabash – Ft. Madison, IA and Scott Co., TN Closures
- Q-1-02 Build Rate annualized at 88,000 units, down 37% from 2001
- Q-2-02 Build Rate increased to 187,000 units on an annualized basis

# U.S. Trailer Industry Shipments
## 1991 - 2006



Units
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002 - F
2003 - F
2004 - F
2005 - F
2006 - F

Data Source: ACT Publications

# Business Model

# Wabash National Business Model

- **Strong Core Customers**
- **Proprietary Products**
- **Retail & Distribution Network**

# Truckload Market Consolidation


Other – 99%
Top-10 Carriers – 1%
Other – 89%
Top-10 Carriers – 11%

**1980** **2000**

*Data Source: Eno Transportation Foundation*

SCHNEIDER NATIONAL

DART

WERNER ENTERPRISES
SPECIALIZED CARRIER

J.B. HUNT

HeartLand Express

# WABASH NATIONAL

## Core Customers

U. S. XPRESS ENTERPRISES, INC.

SWIFT

FedEx Express

Triple Crown Services

Foster Farms

SAFEWAY

KNIGHT TRANSPORTATION

# Patented Proprietary Products

- DuraPlate® Trailer
- DuraPlate® Domestic Container
- RoadRailer® System
- Smart Trailer™ Systems

# DuraPlate® Trailer Production



In Units
Percentage
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
90
80
70
60
50
40
30
20
10
0
%
7,288
17,983
36,649
36,755
24,782
11,448
1997
1998
1999
2000
2001
2002 YTD

# 1996 Truck Transportation Market


$230 Billion
52%
Private Fleet
(9.4%)
10%
8%
30%
Less Than
Truckload (LTL)
(14.9%)
Package
Carriers
(2.7%)
Full
Truckload
Carriers
(58.3%)

*Source: Cass Information Systems, excludes local market*
*Wabash National excludes leasing and intermodal*

# Retail & Distribution Strategy

- Combines largest retail network with largest fleet business
- Most recognized product brand names
- Higher margin opportunities (parts, service)
- Used trailer remarketing capacity
- Leasing and Rental
- 2001 expansion – 10 Canadian Locations

# Market Share of Existing Trailers

**% of Units Owned**

***(source: Merrill Lynch Survey of 240 Trucking Companies)***


45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
10%
7%
1%
5%
6%
42%
28%
Great Dane
Stoughton
Strick
Trailmobile
Utility
Wabash
Other

# Market Share of Planned 2000 Purchases

**% of Units Expected to be Purchased**

***(source: Merrill Lynch Survey of 240 Trucking Companies)***

| | | Fleet Size: | | | | | |
|---|---|---|---|---|---|---|---|
| | Total | 1-10 Trucks | 11-50 Trucks | 51-100 Trucks | 100+ Trucks | For Hire | Private |
| Great Dane | 7% | 4% | 29% | 10% | 4% | 7% | 13% |
| Stoughton | 3% | 28% | 6% | 21% | 0% | 3% | 0% |
| Strick | 0% | 0% | 0% | 1% | 0% | 0% | 3% |
| Trailmobile | 6% | 4% | 26% | 21% | 2% | 4% | 25% |
| Utility | 3% | 12% | 5% | 21% | 1% | 3% | 3% |
| Wabash | 74% | 17% | 4% | 3% | 89% | 79% | 1% |
| Other | 7% | 35% | 30% | 24% | 3% | 5% | 57% |

# Historical Retail Gross Margins


70%
60%
50%
40%
30%
20%
10%
0%
10.0%
8.2%
4.3%
6.0%
21.1%
60.3%
61.3%
9.0%
New Trailer
Used Trailer
Aftermarket Parts
Service
Rental
Corporate
Retail Margin
Factory Margin

# Retail Locations


BC
British Columbia
AB
Alberta
SK
Saskatchewan
MB
Manitoba
ON
Ontario
QC
Quebec
WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
ME
NORTH AMERICAN TRAILER CENTERS
A WABASH NATIONAL COMPANY

# Financial Review

# Performance Initiatives

- Change in Management
- Rationalized Manufacturing Capacity
- Normalized Used Trailer Inventories
- Reduced Manufacturing Costs
- Divested International Operations
- Refinanced & Restructured Debt
- Increased Liquidity

# YTD Results – 6/30

*(in millions)*

**Revenues**

**18% Decline**


$ 500
400
300
200
100
0
2001
2002

**Normalized Loss**

**69% Improvement**


$ 0
-10
-20
-30
-40
-50
2001
2002

# YTD Results – 6/30

| | | 2001 | 2002 |
|---|---|---|---|
| Revenues: | | | |
| | $'s | $454,801 | $372,203 |
| | Units | 14,200 | 14,773 |
| Gross Margin: | | | |
| | $'s | ($1,769) | $6,266 |
| | % | -0.39% | 1.68% |
| SG&A: | | | |
| | $'s | $38,249 | $40,677 |
| | % | 8.41% | 10.93% |
| Income From Ops: | | | |
| | $'s | ($40,018) | ($34,411) |
| | % | -8.80% | -9.25% |
| Other Inc./Exp: | | | |
| | Total | ($17,053) | ($13,802) |
| Pre-tax Loss: | | | |
| | $'s | ($57,071) | ($48,213) |
| | % | -12.55% | -12.95% |

# Normalized Results – 6/30

| | ($000's) | |
|---|---|---|
| | 2001 | 2002 |
| Non-operating Items: | | |
| WNFC Portfolio Charges | — | $13,400 |
| Used Trailer Legacy | $4,900 | $9,600 |
| Debt Restructuring & Refinancing | — | $5,800 |
| Add'l Bad Debt Chg | $4,000 | — |
| Severance | — | $2,200 |
| Other, net | $1,000 | — |
| | $9,900 | $34,000 |
| Normalized Loss | ($46,047) | ($14,213) |
| Normalized EBITDA | ($17,027) | $15,109 |

# Net Orders vs. Build Rates 2002



9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
-1,000
-2,000
Net Orders
Build Rates
Jan-01
Feb-01
Mar-01
Apr-01
May-01
June-01
July-01
Aug-01
Sept-01
Oct-01
Nov-01
Dec-01
Jan-02
Feb-02
Mar-02
Apr-02
May-02
June-02

# EBITDA

*(in millions)*



$ 8
6
4
2
0
-2
-4
-6
-8
-10
-12
Q-1-01
Q-2-01
Q-3-01
Q-4-01
Q-1-02
Q-2-02

# Liquidity



$'s in Millions
$95
$85
$75
$65
$55
$45
$35
$25
$15
$5
1/2/2002
1/16/2002
1/30/2002
2/13/2002
2/27/200
3/13/2002
3/27/200
4/10/2002
4/24/200
5/8/2002
5/22/200
6/5/2002
6/19/2002
7/3/2002
7/17/2002
7/31/2002
8/14/2002
8/28/200
9/11/2002
9/25/200
Date
TOTAL LIQUIDITY (in Millions)
Linear (TOTAL LIQUIDITY (in Millions))

# Consolidated Balance Sheets

| | December 31, 2001 | June 30, 2002 |
|---|---|---|
| CURRENT ASSETS: | | |
| Cash and cash equivalents | $ 11,135 | $ 9,127 |
| Accounts receivable, net | 58,358 | 96,722 |
| Inventories | 191,094 | 142,404 |
| Prepaid expenses and other | 53,550 | 37,705 |
| Total current assets | 314,137 | 285,958 |
| PROPERTY, PLANT AND EQUIPMENT, net | 170,330 | 152,037 |
| EQUIPMENT LEASED TO OTHERS, net | 109,265 | 102,546 |
| FINANCE CONTRACTS, net of current portion | 40,187 | 31,407 |
| INTANGIBLE ASSETS, net | 43,777 | 41,892 |
| OTHER ASSETS | 14,808 | 22,827 |
| | $692,504 | $636,667 |

# Used Trailer Inventory



$
Units
$120,000,000
$100,000,000
$80,000,000
$60,000,000
$40,000,000
$20,000,000
$-
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
$
Units
Jul-00
Aug-00
Sep-00
Oct-00
Nov-00
Dec-00
Jan-01
Feb-01
Mar-01
Apr-01
May-01
Jun-01
Jul-01
Aug-01
Sep-01
Oct-01
Nov-01
Dec-01
Jan-02
Feb-02
Mar-02
Apr-02
May-02
Jun-02
Jul-02

# Consolidated Balance Sheets

| | December 31, 2001 | June 30, 2002 |
|---|---|---|
| CURRENT LIABILITES: | | |
| Current maturities of long-term debt | $ 44,913 | $ 60,682 |
| Current maturities of capital lease obligations | 22,136 | 21,559 |
| Accounts payable | 76,327 | 51,351 |
| Accrued liabilities | 71,571 | 69,246 |
| Total current liabilities | 214,947 | 202,838 |
| LONG-TERM DEBT, net of current maturities | 253,637 | 274,021 |
| LONG-TERM CAPITAL LEASE OBLIGATIONS, net of current maturities | 47,921 | 55,755 |
| OTHER NONCURRENT LIABILITIES AND CONTINGENCIES | 25,982 | 28,905 |
| STOCKHOLDERS' EQUITY: | 94,180 | 130,985 |
| | $ 636,667 | $692,504 |

# Capital Structure

- $125MM Revolver and $72MM of senior notes refinanced into term loan maturing March 30, 2004
- Remaining $120MM of senior notes maturing between 2004 and 2008 remain in place
- $110MM A/R Securitization (On B/S)
- $75MM Synthetic Lease (On B/S)

# Debt Maturity Timeline

*(in millions)*


Debt Maturities
$200
$150
$100
$50
$0
Q102
Q202
Q302
Q402
Q103
Q203
Q303
Q403
Q104
Q204
Q304
Q404
Q105
Q205
Q305
Q405
Q306
Q406
Q307
Q407
Q308
Q408

# Capital Expenditures

*(in millions)*


$80
$70
$60
$50
$40
$30
$20
$10
$0
$20.1
$31.0
$68.1
$60.3
$5.5
$1.8
1997
1998
1999
2000
2001
2002 YTD

# Summary

# We Control Our Destiny

- Major Critical Issues Are Within Our Control
- Customer Base & Cycle Is Positive
- No Real Push-back Except Skill Base & Bench Strength
- Numbers Must Be Achieved – No Excuses!
- Organization & Position Changes Will Continue to Evolve
- Focus Only on Critical Issues
- Seek Help When Necessary

The Journey Has Begun…I Only Expect WNC To Be The Best!

# Supplemental Information

**Wabash National Corporation**
**Capital Structure Analysis**
**Total Debt on Balance Sheet**
**July 31, 2002**

| Facility | Borrower | Maturity | Outstanding Balance | Fxd/Float | Interest Rate % | Index | Secured |
|---|---|---|---|---|---|---|---|
| *Senior Notes:* | | | | | | | |
| *Series A Senior Notes* | WNC | 03/30/04 | $ 49,219,621 | Fixed | 9.66% | n/a | Yes |
| *Series C Senior Notes* | WNC | 03/30/04 | 21,656,633 | Fixed | 10.41% | n/a | Yes |
| Series D Senior Notes | WNC | 12/17/04 | 8,859,532 | Fixed | 10.56% | n/a | Yes |
| Series E Senior Notes | WNC | 03/13/05 | 2,953,177 | Fixed | 10.61% | n/a | Yes |
| Series F Senior Notes | WNC | 12/17/06 | 12,797,101 | Fixed | 10.72% | n/a | Yes |
| Series G Senior Notes | WNC | 12/31/08 | 19,687,848 | Fixed | 10.78% | n/a | Yes |
| Series H Senior Notes | WNC | 12/17/08 | 24,609,810 | Fixed | 10.80% | n/a | Yes |
| Series I Senior Notes | WNC | 09/29/07 | 49,219,621 | Fixed | 11.29% | n/a | Yes |
| Subtotal - Senior Notes | | | **$ 189,003,343** | | **10.56%** | | |
| *Bank Facilities* | | | | | | | |
| *Bank Term Loan* | WNC | 03/30/04 | 78,731,772 | Floating | 5.92% | L + 380 | Yes |
| *Bank Super Priority Revolver* | WNC | 03/30/04 | - | Floating | 5.87% | L + 375 | Yes |
| *Letters of Credit Issue (not shown as O/S)* | WNC | 03/30/04 | 26,597,943 | n/a | 3.80% | 3.80% | Yes |
| *GE Securitization* | WNC | 03/30/04 | - | Floating | 5.87% | L + 375 | Yes |
| *NatCity Swift High-Cube Lease/Loan* | WNFC | 03/30/04 | 5,792,641 | Floating | 5.92% | L + 380 | Yes |
| *Fleet Synthetic Lease/Loan* | Apex | 01/31/05 | 56,609,435 | Floating | 5.92% | L + 380 | Yes |
| *Toronto Dominion Canadian Revolver* | Breadner | Paid Out | - | n/a | n/a | n/a | n/a |
| *Subtotal - Credit Facility* | | | **$ 141,133,848** | | **5.90%** | | |
| *Non Institutional Term Debt:* | | | | | | | |
| Installment Note to Bob Breadner | FTSI Canada | 01/15/06 | 7,000,000 | Fixed | 7.25% | n/a | No |
| Term Loan w/Northern Trust - Amtrak | WNFC | 09/30/08 | 10,517,408 | Fixed | 8.16% | n/a | Yes |
| Falcon 50 Aircraft Lease | Pitney Bowes | 11/25/2005 | 11,468,753 | Fixed | 6.50% | n/a | Yes |
| Installment Note w/National City - Apex | WNC | 09/15/02 | 110,293 | Fixed | 7.55% | n/a | No |
| Cloud Economic Development Bond | WWP | varies | 1,121,481 | Fixed | 4.75% | n/a | Yes |
| *Subtotal - Other Term Debt* | | | **$ 30,217,935** | | **5.10%** | | |
| *PIK Debt (Estimated amounts at 3/30/04)* | | | | | | | |
| Make Whole Note | WNC | 03/30/04 | $ 3,861,593 | Fixed | | | |
| Deferral Notes | WNC | 03/30/04 | $ 1,440,000 | Fixed | | | |
| *SubTotal - PIK Debt* | | | **5,301,593** | | | | |
| *Summary:* | | | | Blended Int. | | LIBOR Rate | |
| | Floating | Fixed | Total | Rate | | Used | |
| Total Debt - On-Balance Sheet | $ 141,133,848 | 224,522,870 | **$ 365,656,718** | 7.37% | | 2.12% | |
| Total Debt - Off-Balance Sheet | | | **$ 50,280,000** | | | | |

Wabash National Corporation
Capital Structure Analysis
Off-Balance Sheet Commitments
July 31, 2002

| Facility | Date of Agreement | Facility Type | Borrower | Lessor | Outstanding Amount | Monthly Payment | Maturity |
|---|---|---|---|---|---|---|---|
| *Manufacturing Equipment* | | | | | | | |
| Duraplate plant tax lease | 12/22/1997 | Tax lease | WNC | Nat City | $ 4,647,322 | $ 137,841 | 12/23/2004 |
| Plasma Fabricator lease | 10/27/1997 | Tax lease | WNC | Nat City | 212,505 | $ 6,808 | 10/27/2004 |
| WWP production line equipment | 9/1/1999 | Synthetic Lease | WNC Cloud Merger Sub | Key Bank | 1,981,044 | $ 60,399 | 9/30/2006 |
| WWP Dry Kilns | 12/1/1999 | Synthetic Lease | WNC Cloud Merger Sub | Key Bank | 689,877 | $ 19,670 | 12/22/2006 |
| Duraplate plant II | 11/20/2000 | Tax lease | Wabash National, L.P. | GE Capital | 9,484,763 | $ 124,800 | 11/20/2008 |
| Computer Equipment | 5/31/2002 | Tax lease | WNC | LeaseNet | 925,000 | $ 25,258 | 5/31/2005 |
| Subtotal - Manufacturing Equipment | | | | | **$ 17,940,511** | | |
| *New and Used Trailers* | | | | | | | |
| WNFC Sale/Leaseback (F-G) Rocor | 9/5/1997 | Synthetic Lease | WNFC | Bank Boston | 3,450,754 | $ 82,026 | 9/5/2004 |
| WNFC Sale/Leaseback (H-J) Rocor | 9/5/1997 | Tax lease | WNFC | Bank Boston | 4,692,035 | $ 88,110 | 8/5/2005 |
| WNFC Sale/Leaseback (A-E) Rocor | 9/30/1997 | Synthetic Lease | WNFC | Pitney Bowes | 7,896,025 | $ 194,000 | 8/30/2004 |
| WNFC Sale/Leaseback Amtrak | 3/31/1998 | Synthetic Lease | WNFC | Bank Boston | 5,301,336 | $ 110,000 | 3/31/2005 |
| Subtotal - New and Used Trailers | | | | | **$ 21,340,149** | | |
| *Total Off-Balance Sheet Debt* | | | | | **$ 39,280,660** | | |

# MAXIMUM LEVERAGE VALUATION RATIO

**Debt to Assets Ratio**

| | |
|---|---|
| | June 30, 2002 |
| Senior Notes | $189,519,008 |
| Bank Term Note | $79,149,275 |
| Super Revolver | $0 |
| Total Debt | $268,668,283 |
| | |
| Cash | $9,127,152 |
| Inventory (Net) | $145,200,268 |
| Prepaid Expenses & Other | $15,735,473 |
| PP&E (Net) | $162,960,231 |
| Total Assets | $333,023,124 |
| | |
| **Debt to Adjusted Assets Ratio** | **0.81** |
| | |
| **Debt to Asset Ratio Covenant** | **0.95** |
| | |
| **Cushion** | **$50,214,405** |

## MINIMUM CONSOLIDATED EBITDA

| | |
|---|---|
| 2Q02 | $7,874,146 |
| TTM beginning 4/1/02 | **$7,874,146** |
| Minimum Consolidated EBITDA allowed | ($20,000,000) |
| **Cushion** | **$27,874,146** |